UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2014

Signature Exploration and Production Corp.
(Exact name of Registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation or organization)	333-382580 (Commission File Number)	59-3733133 (IRS Employer I.D. No.)

4700 Millenia Blvd, Suite 175
Orlando, FL 32829
Phone: (888) 895-3594
Fax: (407) 354-3441
(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)

NA
(Former name, former address and former fiscal year, if changed since last report)

ITEM 8.01  Other Events.

The Registrant has produced a presentation describing in part its products and its business operations that the Registrant believes is important to its shareholders.  The presentation is attached to this current report as Exhibit 99.

ITEM 9.01  Exhibits.

Exhibit No.	Exhibit Name

sxlpform8k.pdf	Presentation of Products and Business Operations

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature Exploration and Production Corp.

Dated: March 27, 2014	By:	/s/ Steven Weldon
Steven Weldon
Chief Financial Officer and Director